Exhibit 10.71

Amendment
to the
American International Group, Inc.
Supplemental Executive Retirement Plan
(As Amended and Restated Effective January 1, 2008)

Pursuant to the authority reserved in Article 10 of the American International Group, Inc. Supplemental Executive Retirement Plan (the “Plan”), as amended to date, said Plan is hereby further amended, effective as of January 1, 2008, as follows:

1.                                      Section 1.28 of the Plan is amended by the addition of the following:

“In the case of a Participant who was employed by HSB Group, Inc., American General Corporation or 21st Century Industries, as applicable, as of the date of acquisition of such corporation by American International Group, Inc., such Participant’s Years of Service or Fractions Thereof shall be measured from the Participant’s initial date of hire with the acquired corporation excluding any periods while not an employee of the acquired corporation.”

2.                                      Section 3.3 of the Plan is amended in its entirety to read as follows:

“3.3        Death. If such a Participant dies prior to the commencement of benefits such that a death benefit is payable under the terms of the Qualified Plan to his surviving Spouse, a death benefit shall be payable in accordance with Section 7.1; provided, however, that no death benefit is payable if the Participant dies after termination of employment prior to his Early, Normal, Postponed or Disability Retirement Date.”

3.                                      Article 4 of the Plan is amended and restated in its entirety to read as follows:

“4.1        Subject to Section 6.3, the Supplemental Retirement Income payable to an eligible Participant, commencing on his Normal Retirement Date in the form of a life annuity, shall be equal to the difference between (a) and (b) as stated below:

(a)           2.4% of Average Final Compensation for each Year of Service or Fraction Thereof for each full month of active employment, not in excess of 60% of Average Final Compensation;

(b)           (i)            the monthly benefit payable at Normal Retirement Date under the Qualified Plan and any predecessor thereof in the form of a single life annuity;

(ii)           the monthly Excess Retirement Income benefit payable at Normal Retirement Date in the form of a single life annuity;

(iii)          the monthly Social Security Benefit;

(iv)          the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (the “AG Restoration Plan”) which was cashed out to the Participant from the American General Corporation Supplemental Executive Retirement Plan (the “AG SERP”) or a Supplemental Executive Retirement Agreement (an “AG SERA”), if any;

(v)           the monthly amount payable at Normal Retirement Date in the form of a 10-year certain and life annuity (converted, for purposes of this Section 4.1(b)(v), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) under the AG SERP or an AG SERA whether or not such benefits are actually paid at such date, including an amount which was cashed out to the Participant from the AG SERP or AG SERA, if any;

(vi)          the monthly amount payable at Normal Retirement Date in the form of a 15-year certain annuity under the 21st Century Insurance Group Supplemental Executive Retirement Plan (“21st Century SERP”) (converted, for purposes of this Section 4.1(b)(vi), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) which was cashed out to a Participant from the 21st Century SERP, if any; and

(vii)         in accordance with procedures established by the Committee, any benefits accrued under a foreign deferred compensation plan sponsored by the Employer provided that such benefits are not subject to Code Section 409A (whether or not such benefits are actually paid at such date).

4.2          Subject to Section 6.3, if a Participant who is eligible for Early Retirement under Section 3.2 has a Separation from Service prior to his Normal Retirement Date (other than by death or disability), a Supplemental Early Retirement Income shall be payable under this Plan at such Early Retirement Date. Such Supplemental Early Retirement Income payable in the form of a life annuity shall be equal to the difference between (a) and (b) as stated below:

(a)           2.4% of Average Final Compensation for each Year of Service or Fraction Thereof, not in excess of 60% of Average Final Compensation and reduced:

(i)            for Participants who have attained age 60 and have 30 or more Years of Service, by 3% for each year (and a fraction thereof for each full month) that retirement precedes age 65;

(ii)           for Participants who have attained age 60 with at least 25 but not 30 or more Years of Service, by 4% for each year (and a fraction thereof for each full month) that retirement precedes age 65;

(iii)          for all other Participants who have 10 or more Years of Credited Service (as defined under the Qualified Plan), by 5% for each year (and a fraction thereof for each full month) that retirement precedes age 65; or

(iv)          for all other Participants who have less than 10 Years of Credited Service (as defined under the Qualified Plan), by 6-2/3% for each year (and a fraction thereof for each full month) that retirement precedes age 65.

(b)           (i)            the monthly benefit payable at Early Retirement Date under the Qualified Plan and any predecessor thereof in the form of a single life annuity;

(ii)           the monthly Excess Retirement Income benefit payable at Early Retirement Date in the form of a single life annuity;

(iii)          the monthly Social Security Benefit;

(iv)          the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (the “AG Restoration Plan”) (reduced, if necessary, by the early retirement factors under the Qualified Plan) which was cashed out to the Participant from the American General Corporation Supplemental Executive Retirement Plan (the “AG SERP”) or a Supplemental Executive Retirement Agreement (“AG SERA”), if any;

(v)           the monthly amount payable at Normal Retirement Date in the form of a 10-year certain and life annuity (converted, for purposes of this Section 4.2(b)(v), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan and reduced, if necessary, by the early retirement factors under the Qualified Plan) under the AG SERP or an AG SERA whether or not such benefits are actually paid at such date, including an amount which was cashed out to the Participant from the AG SERP or AG SERA, if any;

(vi)          the monthly amount payable at Normal Retirement Date in the form of a 15-year certain annuity under the 21st Century Insurance Group Supplemental Executive Retirement Plan (“21st Century SERP”) (converted, for purposes of this Section 4.2(b)(vi), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan and reduced, if necessary, by the early retirement factors under the Qualified Plan) which was cashed out to a Participant from the 21st Century SERP, if any; and

(vii)         in accordance with procedures established by the Committee, any benefits accrued under a foreign deferred compensation plan sponsored by the Employer provided that such benefits are not subject to Code Section 409A (whether or not such benefits are actually paid at such Early Retirement Date).

For purposes of (b)(i), (b)(ii), (b)(iv), (b)(v) and (b)(vi) above, if the Participant is not eligible for Early Retirement under the Qualified Plan, the monthly benefit payable at Normal Retirement in the form of a life annuity, reduced by 6-2/3% for each year (and a fraction thereof for each full month) by which retirement precedes age 65, shall be offset against the amount computed under (a) above.

For purposes of (b)(iii) above, the amount of the Participant’s monthly Social Security Benefit shall be reduced by 5% for each year and a fraction thereof for each full month by which retirement precedes age 65.

4.3          Subject to Section 6.3, the Supplemental Retirement Income payable to an eligible Participant, commencing on his Postponed Retirement Date in the form of a life annuity, shall be equal to the difference between (a) and (b) as stated below:

(a)           2.4% of Average Final Compensation for each Year of Service or Fraction Thereof for each full month of active employment, not in excess of 60% of Average Final Compensation;

(b)           (i)            the monthly benefit payable at Postponed Retirement Date under the Qualified Plan and any predecessor thereof in the form of a single life annuity;

(ii)           the monthly Excess Retirement Income benefit payable at Postponed Retirement Date in the form of a single life annuity;

(iii)          the monthly Social Security Benefit payable at Postponed Retirement Date;

(iv)          the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (the “AG Restoration Plan”) which was cashed out to the Participant from the American General Supplemental Executive Retirement Plan (the “AG SERP”) or a Supplemental Executive Retirement Agreement (“AG SERA”), if any;

(v)           the monthly amount payable at Normal Retirement Date in the form of a 10-year certain and life annuity (converted, for purposes of this Section 4.3(b)(v), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) under the AG SERP or an AG SERA whether or not such benefits are actually paid at such date, including an amount which was cashed out to the Participant from the AG SERP or AG SERA, if any;

(vi)          the monthly amount payable at Normal Retirement Date in the form of a 15-year certain annuity under the 21st Century Insurance Group Supplemental Executive Retirement Plan (“21st Century SERP”) (converted, for purposes of this Section 4.3(b)(vi), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) which was cashed out to a Participant from the 21st Century SERP, if any; and

(vii)         in accordance with procedures established by the Committee, any benefits accrued under a foreign deferred compensation plan sponsored by the Employer provided that such benefits are not subject to Code Section 409A (whether or not such benefits are actually paid at such date).

4.4          If an eligible Participant is determined to have incurred a Disability, a Supplemental Disability Retirement Income shall be payable in accordance with the terms of the Plan on such Participant’s Normal Retirement Date. The Supplemental Disability Retirement Income payable in the form of a life annuity shall be equal to the difference between (a) and (b) below:

(a)           2.4% of Average Final Compensation for each Year of Service or Fraction Thereof for each full month of active employment, not in excess of 60% of Average Final Compensation;

(b)           (i)                                     the monthly benefit payable at Normal Retirement Date under the terms of the Qualified Plan and any predecessor thereof in the form of a single life annuity;

(ii)                                  the monthly Excess Retirement Income benefit payable at Normal Retirement Date in the form of a single life annuity;

(iii)          the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (the “AG Restoration Plan”) which was cashed out to the Participant from the American General Supplemental Executive Retirement Plan (the “AG SERP”) or a Supplemental Executive Retirement Agreement (“AG SERA”), if any;

(iv)          the monthly amount payable at Normal Retirement Date in the form of a 10-year certain and life annuity (converted, for purposes of this Section 4.4(b)(iv), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) under the AG SERP or an AG SERA whether or not such benefits are actually paid at such date, including an amount which was cashed out to the Participant from the AG SERP or AG SERA, if any;

(v)           the monthly amount payable at Normal Retirement Date in the form of a 15-year certain annuity under the 21st Century Insurance Group Supplemental Executive Retirement Plan (“21st Century SERP”) (converted, for purposes of this Section 4.4(b)(v), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan) which was cashed out to a Participant from the 21st Century SERP, if any; and

(vi)          in accordance with procedures established by the Committee, any benefits accrued under a foreign deferred compensation plan sponsored by the Employer provided that such benefits are not subject to Code Section 409A (whether or not such benefits are actually paid at such date).”

4.                                      Article 6 of the Plan is amended by the addition of Section 6.4, “Special Commencement Date Rules for Certain Participants” to read as follows:

“6.4        Special Commencement Date Rules for Certain Participants. This Section 6.4 provides special rules for determining the commencement date of Supplemental

Retirement Income benefits for certain participants. In the case of a Participant who terminated employment with a vested right to Supplemental Retirement Income prior to January 1, 2008 (other than by reason of Disability Retirement) and who has not commenced receiving such Supplemental Retirement Income benefit by January 1, 2009, such Participant shall commence his or her Supplemental Retirement Income as of March 1, 2009.”

5.                                      Section 7.1(b) of the Plan is amended to read as follows:

“(b)         the sum of

(i)            the monthly amount of the Qualified Plan Pre-Retirement Survivor Annuity and Excess Retirement Income Plan Pre-Retirement Survivor Annuity payable to the Surviving Spouse under the Qualified Plan and any predecessor thereof and Excess Retirement Income Plan as of the date of death or, if later, as of the first day of the calendar month coincident with or next following the date the Participant would have attained age 55;

(ii)           the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan (the “AG Restoration Plan”) (reduced, if necessary, by the early retirement factors applicable under the Qualified Plan) which was cashed out to the Participant from the American General Corporation Supplemental Executive Retirement Plan (the “AG SERP”) or a Supplemental Executive Retirement Agreement (an “AG SERA”), if any;

(iii)          the monthly amount payable at Normal Retirement Date in the form of a 10-year certain and life annuity under the AG SERP or an AG SERA (converted, for purposes of this Section 7.1(b)(iii), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan and reduced, if necessary, by the early retirement factors applicable under the Qualified Plan) which was cashed out to the Participant from the AG SERP or AG SERA, if any;

(iv)          the monthly amount payable under the AG SERP or an AG SERA to the surviving spouse at the date of death or, if later, as of the first day of the calendar month coincident with or next following the date the Participant would have attained age 55, reduced, if necessary, by the early retirement factors applicable under the Qualified Plan;

(v)           the monthly amount payable at Normal Retirement Date in the form of a 15-year certain annuity under the 21st Century Insurance Group Supplemental Executive Retirement Plan (“21st Century SERP”) (converted, for purposes of this Section 7.1(b)(v), to a life annuity using the actuarial equivalent factors in effect under the Qualified Plan and reduced, if necessary, by the early retirement factors applicable under the Qualified Plan) which was cashed out to the Participant from the 21st Century SERP, if any; and

(vi)          in accordance with procedures established by the Committee, benefits accrued by the Participant under a foreign deferred compensation plan sponsored by the Employer and payable by reason of his death provided that such benefits are not subject to Code Section 409A (whether or not such benefits are actually paid at such date).

If the Participant is not eligible for Early Retirement under the Qualified Plan, the amounts computed under Sections 7.1(b)(i) through 7.1(b)(v) shall be the amounts payable at Normal Retirement Date under such Sections but reduced by 6-2/3% for the first 5 years (and a fraction thereof for each full month) that payment precedes age 65 and 3-1/3% for each year (and a fraction thereof for each full month) that payment precedes age 60.”

6.                                      Section 9.2(e) of the Plan is amended to read as follows:

“(e)         To determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part as described in Section 9.5;”

7.                                      Article 9 of the Plan is amended by the addition of Section 9.5, “Claims Procedure” to read as follows:

“9.5        Claims Procedure.

(a)           In General

(i)            Application. The claims procedures in Section 9.5(b) of the Plan apply to all claims for benefits of any kind other than claims related to disability benefits that are governed by the claims procedures in Section 9.5(c) of the Plan.

(ii)           Filing of a Claim. A Participant, beneficiary, or other individual must file a claim for benefits under the Plan by filing a written claim, identified as a claim for benefits, with the Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan). In addition, the Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) may treat any other written communication received by it as a claim for benefits, even if the writing or communication is not identified as a claim for benefits. In addition, a Participant, beneficiary, or other individuals alleging a violation of or seeking a remedy under any provision of the Act, other applicable law, the terms or the Plan, or asserting any other claims that arise under or in connection with the Plan shall also be subject to and must file any and all such claims under the claims procedure described in this Section 9.5 of the Plan.

(iii)          Approval of a Claim. A claim is considered approved only if its approval is communicated in writing to a claimant. If a claimant does not receive a response to a claim for benefits within the applicable time period, the claimant may proceed with an appeal under the procedures described in Section 9.5(b) and (c), as applicable.

(iv)          Claims Procedures Mandatory in All Cases. A claimant must follow the claims procedures (including both the initial determination and review processes) set forth in this Section 9.5 of the Plan before taking action in any other forum regarding a claim of any kind under or related to the Plan. Any such suit or action shall be filed within one year of the time the claim arises or it shall be deemed waived and abandoned. Also, any suit or action will be subject to such limitation period as applies under the Act or other applicable law, measured from the date a claim arises.

(v)           Discretionary Acts. Benefits under this Plan will be paid only if the Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) decides in its discretion that the applicant is entitled to them. In exercising its discretionary powers under the Plan, the Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) will have the broadest discretion permissible under the Act and any other applicable laws and its decisions will be final and binding upon all persons affected thereby.

(vi)          Delegation of Authority. The Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) may, in its sole discretion, delegate any and all authority under this Section 9.5 of the Plan, in any manner. Any delegation of some or all of the Retirement Board’s (Employee Benefits Department’s in the case of a claim governed by Section 9.5(c)(i) of the Plan) authority under this Section 9.5 of the Plan shall, unless otherwise provided in the Retirement Board’s ((Employee Benefits Department’s in the case of a claim governed by Section 9.5(c)(i) of the Plan) delegation, be empowered with the same discretion and authority as granted to the Retirement Board (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) under this Section 9.5 of the Plan.

(b)           Non-Disability Claims

(i)            Initial Claims. The Retirement Board will decide a claim within 90 days of the date on which the claim is received by the Retirement Board, unless special circumstances require a longer period for adjudication and the claimant is notified in writing, prior to the expiration of the 90-day period, of the reasons for an extension of time and the expected decision date. If the Retirement Board fails to notify the claimant of its decision to grant or deny such claim within the time specified by this paragraph, the claimant may request the review of his or her claim pursuant to the claims review procedures set forth in Section 9.5(b)(ii) of the Plan. If a claim is denied, in whole or in part, the claimant must receive a written notice containing:

(A)          the specific reason(s) for the adverse determination;

(B)          a reference to the specific Plan provision(s) on which the adverse determination is based;

(C)          a description of additional information necessary for the claimant to perfect his or her claim and an explanation of why such material is necessary; and

(D)          an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant’s right to bring a civil action under Section 502(a) of the Act following an adverse benefit determination on review.

(ii)           Review of Denied Claims. The claimant will have 60 days to request in writing a review of the denial of his or her claim by the Committee (or, if the claimant has not received a response to the initial claim, within 150 days of the filing of the initial claim). The claimant or his duly authorized representative will have, upon request and free of charge, reasonable access to, and copies of all, documents, records, and other information relevant to the claimant’s claim for benefits. If the claimant files a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim. The review will take into account all available information, regardless of whether such information was submitted or considered in the initial benefit determination.

The Committee must render its decision on the review of the claim no more than 60 days after the Committee’s receipt of the request for review, except that this period may be extended for an additional 60 days if the Committee determines that special circumstances (including, but not limited to, a hearing) require such extension. If an extension of time is required, written notice of the expected decision date and the reasons for the extension will be furnished to the claimant before the end of the initial 60-day period. If a review of a claim is denied, in whole or in part, the claim must receive a written notice containing:

(A)          the specific reason(s) for the adverse determination;

(B)          a reference to specific Plan provision(s) on which the adverse determination is based;

(C)          a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and

(D)          a statement of the claimant’s right to bring a civil action under Section 502(a) of the Act.

(c)           Disability Claims.

(i)            Initial Claims. The Employee Benefits Department will decide a claim within 45 days of the date on which the claim is received by the Employee Benefits Department. If the Employee Benefits Department determines that an extension is necessary for reasons beyond its control, the Employee Benefits Department may extend this period for an additional 30 days by notifying the claimant of the reasons for the extension and the date when the claimant can expect to receive a decision The Employee Benefits Department may also extend this period for a second 30 day period by again complying with the requirements applicable to the initial 30-day extension. If an extension is provided in order to allow the claimant time to provide additional information necessary to review the claim, the response deadlines applicable to the Employee Benefits Department will be tolled until the earlier of the date 45 days after the date of the request for additional information or the date the Employee Benefits Department receives the additional information. If the Employee Benefits Department fails to notify the claimant of its decision to grant or deny such claim within the time specified by this paragraph, the claimant may request the review of his or her claim pursuant to the claims review procedures set forth in Section 9.5(c)(ii) of the Plan. If a claim is denied, in whole or in part, the claimant must receive a written notice containing:

(A)          the specific reason(s) for the adverse determination;

(B)          a reference to the specific Plan provision(s) on which the adverse determination is based;

(C)          a description of additional information necessary for the claimant to perfect his or her claim and an explanation of why such material is necessary;

(D)          an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant’s right to bring a civil action under Section 502(a) of the Act following an adverse benefit determination on review;

(E)           if applicable, any internal rule, guideline, protocol, or other similar criterion relied on in making the adverse benefit determination (or a statement that such information is available free of charge upon request); and

(F)           if the adverse benefit determination is based on a scientific or clinical exclusion or limit, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s circumstances (or a statement that such explanation is available free of charge upon request).

(ii)           Review of Denied Claims. The claimant will have 180 days to request in writing a review of the denial of his or her claim by the Retirement Board. The claimant or his duly authorized representative will have, upon request and free of charge, reasonable access to, and copies of all, documents, records, and other information relevant to the claimant’s claim for benefits. If the claimant files a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim. The review will take into account all available information, regardless of whether such information was submitted or considered in the initial benefit determination and will not afford deference to the initial disability determination.

In no event will the review be conducted by the person who made the initial determination or by a subordinate of such person. If the initial adverse benefit determination was based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, the Retirement Board shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who neither was consulted nor is the subordinate of an individual who was consulted in connection with the adverse benefit determination that is the subject of the claimant’s request for review. In addition, the reviewer shall provide for the identification of medical or vocational experts whose advice was obtained on behalf of the plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination.

The Retirement Board must render its decision on the review of the claim no more than 45 days after the Retirement Board’s receipt of the request for review, except that this period may be extended for an additional 45 days if the Retirement Board determines that special circumstances (including, but not limited to, a hearing) require such extension. If an extension of time is required, written notice of the expected decision date and the reasons for the extension will be furnished to the claimant before the end of the initial 45-day period. If an extension is provided in order to allow the claimant time to provide additional information necessary to review the claim, the response deadlines applicable to the Retirement Board will be tolled until the earlier of the date 45 days after the date of the request for additional information or the date the Retirement Board receives the additional information. If a review of a claim is denied, in whole or in part, the claim must receive a written notice containing:

(A)          the specific reason(s) for the adverse determination;

(B)          a reference to specific Plan provision(s) on which the adverse determination is based;

(C)          a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits; and

(D)          a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain the information about such procedures and a statement of the claimant’s right to bring a civil action under Section 502(a) of the Act.

(E)           if applicable, any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse benefit determination (or a statement that such information will be provided free of charge upon request); and

(F)           if the adverse benefit determination is based on medical necessity or an experimental care exclusion or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances (or a statement that such explanation is available free of charge upon request).”